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                                                                   EXHIBIT 10.24


                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.


                          LICENSE AND SUPPLY AGREEMENT


        THIS Agreement is entered into effective as of 27 July 1994, between COR Therapeutics, Inc. ("COR"), a Delaware corporation, with its principal offices at 256 East Grand Avenue, South San Francisco, California USA 94080, and Solvay, Societe Anonyme ("Solvay"), a Belgian corporation, with its principal offices at 33, rue du Prince Albert - 105 Bruxelles, Belgium each on behalf of itself and its Affiliates. COR and Solvay are sometimes referred to herein individually as a "Party" and collectively as the "Parties", and references to "COR" and "Solvay" shall include their respective Affiliates.

        WlTNESSETH:

        WHEREAS, COR owns certain patent rights, trademarks and know-how relating to a product called Integrelin(TM);

        WHEREAS Solvay has developed a unique and valuable patented and proprietary process useful for the manufacture of bulk peptide products containing Integrelin(TM);

        WHEREAS COR has entered into a Confidentiality Agreement as of 24 July 1990 with the Solvay Affiliate Peptisyntha & Cie, Societe en Nom Collectif;

        WHEREAS Peptisyntha and COR have entered into a Process Development Agreement dated 11 October 1990 and amended as of 10 March 1993 for the development by Solvay of a process for the manufacture of a bulk peptide product containing Integrelin and for the supply of the same to COR;

        WHEREAS COR is willing to purchase from Solvay and Solvay is willing to manufacture for and to sell to COR additional quantities of a bulk peptide product containing Integrelin; and

        WHEREAS Solvay is willing to provide access to and a license of certain technology developed by Solvay for the manufacture by a Secondary Source of bulk peptide products



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                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

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containing Integrelin using the process developed by Solvay on the terms and conditions herein set forth;

        NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the Parties agree as follows:

        1.0 Certain Definitions. For the purposes of this Agreement, the following terms shall have the following meanings:

                1.1 "Affiliates" shall mean any entity or person which controls, is controlled by or is under common control with either Party. For purposes of this section 1.1, "control" shall mean (a) in the case of corporate entities, the direct or indirect ownership of at least one-half of the stock or participating shares entitled to vote for the election of directors, and (b) in the case of a partnership, the power to direct the management and policies of such partnership. Without limitation on the foregoing and for purposes of this Agreement, Peptisyntha & Cie, Societe en Nom Collectif ("Peptisyntha"), which is a fully owned subsidiary of Solvay and an entity existing under the laws of Belgium and having its principal offices at 310, rue de Ransbeek - 1210 Bruxelles, Belgium, and also Solvay Duphar B.V., a Dutch corporation having its main office at C.J. van Houtenlaan, 36, Weesp, The Netherlands, are deemed Affiliates of Solvay.

                1.2 "Bulk Product" shall mean a bulk peptide product which contains Integrelin, is produced by the Licensed Process and is intended to undergo further processing, formulation and/or vialing and packaging.

                1.3 "Bulk Product Intermediates" shall mean [*] used to manufacture Bulk Product which have been partially processed.

                1.4 "Effective Date" shall mean 27 July 1994.

                1.5 "Force Majeure" shall mean an occurrence which prevents, delays or interferes with the performance by a Party of any of its obligations hereunder, if such occurs by reason of any Act of God, flood, fire, explosion, casualty or accident, or war, revolution, civil commotion, acts of public enemies, blockage or embargo, or any law, order or proclamation of any government, strike or other labor trouble, failure of suppliers to deliver materials, equipment



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                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

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or machinery, interruption of or delay in transportation, or any other cause whatsoever, whether similar or dissimilar to those above enumerated, beyond the reasonable control of such Party, if, and only if, the Party affected shall have used its reasonable best efforts to avoid such occurrence.

                1.6 "Good Manufacturing Practices" shall mean the good manufacturing practices required by the U.S. Food and Drug Administration for the manufacture and testing of pharmaceutical materials including bulk peptide products, and the corresponding requirements of the European Union and, to the extent they are applicable, of Member States of the European Union.

                1.7 "Integrelin" shall mean a specific peptide designated by COR and known as Integrelin(TM), the chemical structure of which is known to Solvay because of the prior business relationship between COR and Solvay.

                1.8 "Licensed Process" shall mean any process or process(es) developed or acquired by Solvay presently or in the future and used commercially for making bulk peptide products containing Integrelin according to COR's specifications, during the term of any supply arrangements between COR and Solvay or a Secondary Source.

                1.9 "Net Bulk Sales" shall mean as to each calendar quarter the gross invoiced sales price charged for all Bulk Products sold to COR by a Secondary Source, after deducting the following items paid by COR during such calendar quarter with respect to sales of Bulk Product hereunder regardless of the calendar quarter in which such sales were made, provided and to the extent that such items are incurred, and are included in the price charged:

                        (a) trade, quantity and case discounts or rebates:

                        (b) credits or allowances given or made for rejection or return of previously sold Bulk Product;

                        (c) any tax or government charge (other than an income tax) levied on the sale, transportation or delivery of Bulk Product and borne by the seller thereof; and



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                                          CONFIDENTIAL TREATMENT REQUESTED = [*]


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                        (d) any charges for freight or insurance in a CIF sale.

                1.10 "Secondary Source" shall mean the party established hereunder for the manufacture and supply of Bulk Product for COR.

                1.11 "Solvay Know-how" shall mean all information now or hereafter in the possession of Solvay, whether or not patentable or disclosed within the Solvay Patents, constituting materials, methods, processes, techniques and data which are useful [*] for the manufacture of Bulk Product and which relate to the Licensed Process which Solvay has the right to license or disclose without violating existing contractual obligations to third parties.

                1.12 "Solvay Patents" shall mean all patents (including inventor's certificates) and applications therefor throughout the world and substitutions, extensions, reissues, renewals, divisions, continuations or continuations-in-part thereof or therefor, which Solvay presently or hereafter owns or controls, or under which Solvay now or hereafter shall have the right to grant a sublicense, to the extent they cover the Licensed Process, or to the extent that they cover Integrelin manufactured by the Licensed Process. A list of such Solvay Patents is attached hereto as Exhibit A.

        2.0 Supply of Integrelin

                2.1 Supply of Bulk Product. Solvay agrees to supply Bulk Product to COR, and COR agrees to purchase Bulk Product from Solvay, pursuant to the terms of the Supply Agreement attached as Exhibit B. Solvay and COR agree to continue to negotiate in good faith an agreement for the long-term supply of Bulk Product. It is contemplated that Solvay may fulfill its obligation to supply Bulk Product to COR under the long-term supply agreement by having a third party manufacture on its behalf part or all of the Bulk Product Intermediates or the Bulk Product required by COR provided that such manufacturing activities would not affect the regulatory status of Integrelin.

                2.2 Secondary Supply. COR shall have the right to establish a Secondary Source for the manufacture of Bulk Product by the Licensed Process for COR. The Secondary Source shall be [*]. COR and Solvay agree that a [*], would be acceptable as the Secondary Source. COR will notify Solvay of the establishment of the Secondary Source. In the event



                                       4.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

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COR terminates a supply arrangement with a Secondary Source, COR may establish an alternate Secondary Source. COR shall notify Solvay within [*] of such a termination of supply arrangements with a Secondary Source. COR's future requirements for Bulk Product [*] COR wants to entertain certain [*]. Therefore, after the Secondary Source is established, COR shall be [*] of its total, worldwide requirements for Bulk Product on a year-to-year basis (to the extent that such [*] does not exceed the manufacturing capacity planned by Solvay to product Bulk Product) for the time period during which royalties are payable under this Agreement. For purposes of the preceding sentence, such planned capacity shall be determined for a particular calendar year X on [*]. Notwithstanding the above however, COR may purchase from such Secondary Source [*] in the event of any breach or default of Solvay of any supply arrangement between COR and Solvay, [*]. If by 15 March 1995, Solvay and COR have not completed an agreement for the long-term supply of Bulk Product, provided that COR and Solvay have been negotiating in good faith an agreement for the long-term supply of Bulk Product, [*], COR may establish an additional, "Back-up" Secondary Source for the manufacture of Bulk Product. In the event that COR wishes to establish [*], then COR and Solvay shall negotiate in good faith, before [*].

        3.0 Licenses

                3.1 Grant by Solvay. Solvay hereby grants to COR under the Solvay Patents and Solvay Know-how an irrevocable (subject to Section 5.2), sole
- with Solvay and Solvay Affiliates - worldwide license, with right to sublicense to the Secondary Source and the Back-up Secondary Source, to develop, use for regulatory or legal purposes, sell, have sold, and either manufacture [*], or have manufactured by the Secondary Source and/or Back-up Secondary Source [*]. Integrelin and products containing Integrelin produced practicing the Solvay Know-how or the Licensed Process. No other rights than those expressly provided in this Agreement and the Supply Agreement are granted by Solvay to COR or any Secondary Source by implication or otherwise. COR [*]. Any rights sublicensed to the Secondary Source or Back-up Secondary Source, pursuant to this Section 3.1 shall not be further transferred without the prior written consent of Solvay. For the purpose of this Section 3.1, "sole" license shall mean that Solvay shall not grant to any third party any right during the term of this Agreement under the




                                       5.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

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Solvay Patents and Solvay Know-how to manufacture bulk peptide products containing Integrelin or to use or sell Bulk Products manufactured thereby.

                3.2 Grant by COR. COR hereby grants to Solvay a non-exclusive, worldwide license, without right to sublicense, under COR's patents and know-how covering Integrelin, for the sole purpose of manufacturing Bulk Product for COR during the term of any Bulk Product supply arrangement between COR and Solvay. This license shall not be assigned or transferred without the prior written consent of COR.

                3.3 Process Improvements. The Parties acknowledge that Solvay or COR may develop or acquire improvements to the manufacturing materials, equipment, procedure, Solvay Know-how or Licensed Process in the course of fulfilling its obligations under this Agreement and the Supply Agreement. Solvay agrees to obtain COR's consent prior to implementing such improvements, or any changes in the Licensed Process or [*]. Any such improvements developed or acquired by Solvay which are used commercially by Solvay or the Secondary Source and/or Back-up Secondary Source for making bulk peptide products containing Integrelin shall be deemed to be within the definition of Licensed Process or Solvay Know-how as licensed in Section 3.1.

        Except as provided below, COR hereby agrees to establish only a Secondary Source (and/or Back-up Secondary Source) which agrees to grant back to COR a non-exclusive, worldwide, royalty-free license, sublicenseable by COR to entities entitled to practice the Licensed Process, to use any improvements to the manufacturing materials, equipment, procedure, Solvay Know-how or the Licensed Process related to this Agreement which are developed or acquired by such Secondary Source, to develop, use, sell, have sold, [*] or have manufactured by the Secondary Source (and/or Back-up Secondary Source) [*] of this Agreement, Integrelin and products containing Integrelin. COR hereby agrees to sublicense the rights granted to it pursuant to this Section 3.3 by a Secondary Source (and/or Back-up Secondary Source) to Solvay, for use by Solvay during any time period wherein Solvay is supplying COR with Bulk Product, pursuant to the terms of any supply arrangement between COR and Solvay. COR agrees that it will use any such Secondary Source improvements to




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                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

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manufacture Bulk Product [*] is the Secondary Source, [*] COR [*] such Secondary
Source improvements to manufacture Bulk Product [*] Secondary Source when COR
[*].

        For purposes of this Section 3.3, COR, Solvay and any Secondary Source shall exchange rights to the improvements specified in this Section 3.3 which are developed or acquired by any of them during the time period between the Effective Date and [*] at which time COR and Solvay agree to consider in good faith, in consultation with any Secondary Source, whether or not the exchange of improvements should be continued beyond [*].

        In the event that COR establishes itself as the Secondary Source (and/or Back-up Secondary Source), COR hereby agrees to grant to Solvay a worldwide, royalty-free license, without right to sublicense, to use any improvements to the manufacturing materials, equipment, procedure, Solvay Know-hew or the Licensed Process related to this Agreement which are owned or developed by COR, to develop, manufacture, have made, use, sell and have sold Integrelin and products containing Integrelin, according to the terms of this Agreement, and for use by Solvay during any time period wherein Solvay is supplying COR with Bulk Product, pursuant to the terms of any supply arrangement between COR and Solvay.

        In the event that, despite good faith negotiations, a potential Secondary Source with whom COR desires to contract is unable or refuses to grant rights to its improvements to COR for further sublicense, then COR agrees that any [*] or [*] by Solvay upon or after the establishment of that Secondary Source shall [*] that Secondary Source, to be [*].

                3.4 Technology Transfer to COR. Promptly upon execution of this Agreement and updated at least quarterly, Solvay shall provide to COR in a written form, [*] the Solvay Know-how which is useful [*] for supporting COR's efforts to obtain appropriate regulatory approvals needed to market products containing Integrelin, including by way of example, [*] and any documents which result from inspection by governmental agencies [*]. COR agrees that such Solvay Know-how shall be distributed by COR only to those employees designated by COR as having a need to know such information (e.g., in COR's regulatory, development and manufacturing, and legal departments) who sign personal obligations of confidentiality with Solvay with respect to Solvay Confidential Information; COR further agrees to guarantee such personal obligations of confidentiality made by COR employees.



                                       7.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]


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                3.5 Technology Transfer to the Secondary Source. Promptly upon the notification by COR to Solvay of the establishment of the Secondary Source or the Back-up Secondary Source pursuant to Sections 2.2, 3.3 and 3.5 of this Agreement, and updated at least quarterly, Solvay shall provide to the Secondary Source in a written form, [*] Solvay Know-how useful for the manufacture of Bulk Product, including by way of example, [*] and any documents which result from inspection by governmental agencies [*]. Solvay shall disclose [*]. During the term of this Agreement, Solvay shall continue to provide such technical assistance and access to information, as may be useful for the Secondary Source to manufacture Bulk Product by the Licensed Process and to obtain appropriate regulatory approvals for the sale of products containing Integrelin.

        COR shall require the Secondary Source to agree that such Solvay Know-how shall be distributed by the Secondary Source only to those employees designated by the Secondary Source as having a need to know such information, and who sign personal obligations of confidentiality with Solvay with respect to Solvay Confidential Information. COR shall require the Secondary Source to further agrees to guarantee such personal obligations of confidentiality made by employees of the Secondary Source.

                3.6 Escrow of Technology. [*] Solvay shall deposit to a third party escrow acceptable to COR and Solvay, all such technical information in English language written form. Such escrow of [*] technical information shall be updated at least quarterly by Solvay. Access to this escrowed information may be made by COR upon [*] or [*] or [*], or [*] or [*] or [*]:

                    (a) failure by Solvay to transfer relevant technology to a Secondary Source under Section 3.5 of this Agreement, within [*] of notice by COR to Solvay of the establishment of that Secondary Source or on an ongoing basis [*] of a request from the Secondary Source (or from COR on behalf of the Secondary Source) for applicable information within Solvay's possession, unless Solvay is in the process of attempting in good faith to remedy such failure, in which case [*];




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                    (b)       failure by Solvay to transfer relevant technology
                              to COR under Section 3.4 of this Agreement, on an ongoing basis within [*] of a request from COR to Solvay for applicable information within Solvay's possession, unless Solvay is in the process of attempting in good faith to remedy such failure, in which case [*];

                    (c) in the event that Solvay assigns or transfers to a third party the Licensed Process, or any of its rights or obligations under this Agreement or the Supply Agreement inconsistently with the provisions of Section 10.2 of this Agreement or
                              Section 6.6 of the Supply Agreement;

                    (d) in the event of any assignment by Solvay or Peptisyntha of substantially all of its assets for the benefit or creditors, or the placement of substantially all of Solvay or Peptisyntha's assets in the hands of a receiver unless the receivership is dissolved within [*] thereafter, or

                    (e)       upon judicial order.

        4.0 Payments and Royalties.

                4.1 License Issue Fee. Within [*] of the Effective Date, COR shall pay to Solvay a license issue fee of [*].

                4.2 Royalty Payments. COR shall pay Solvay a running royalty computed at the following rates:

                    (a) until the [*] anniversary of the first commercial launch by COR of a product containing Integrelin, [*] of Net Bulk Sales, and

                    (b) after the [*] anniversary of the first commercial launch by COR of a product containing Integrelin and until [*] of Net Bulk Sales of Bulk Product manufactured, used or sold in any country or territory where valid and enforceable patent claims covering the Licensed Process or products manufactured by the Licensed Process exist. The period for payment of royalties [*].



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                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

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                4.3 Minimum Annual Royalty. Before the [*] the first commercial launch by COR of a product containing Integrelin and before the [*] until and including the [*] anniversary of such first commercial launch, COR shall make to Solvay an advance payment of [*] of which each such payment shall be refundable either as a credit against all payments to be made by COR to Solvay under
Section 4.2 during the following year, or as a credit against [*] of the gross invoiced sales price for all Bulk Product sold to COR by Solvay during the following year, after deducting the following items provided and to the extent that such items are incurred, and are included in the price charged:

                    (a)       trade, quantity and case discounts or rebates;

                    (b) credits or allowances given or made for rejection or return of previously sold Bulk Product;

                    (c) any tax or government charge (other than an income tax) levied on the sale, transportation or delivery of Bulk Product and borne by the seller thereof; and

                    (d) any charges for freight or insurance in a CIF sale.

                4.4 Payment Dates. COR shall pay royalties to Solvay within [*] of the end of each calendar quarter for that calendar quarter. Such payment shall be accompanied by a statement showing the amount of Bulk Product sold, on a country-by-country, currency-by-currency basis.

                4.5 Records and Accounting. COR shall keep complete and accurate records of the latest [*] calendar years of Net Bulk Sales with respect to which a royalty is payable under this Agreement. Solvay shall have the right at its own expense to have an independent, certified public accountant, reasonably acceptable to COR and acting on a confidential basis, review COR's business records upon reasonable notice and during reasonable business hours for the purposes of verifying the payments provided for in this Agreement. This right may not be exercised more than once in any calendar year. In the event such review reveals a willful misstatement of royalties owed, in which instance the expense of such independent review shall be paid by COR.



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                4.7 Currency of Payments. All payments to Solvay by COR under this Agreement shall be made in United States Dollars by wire transfer (or such other reasonable means as Solvay may direct) to the bank account of [*] or such bank account as Solvay may designate from time to time. Any payments clue hereunder on sales outside of the United States shall by payable in United States Dollars at the prevailing rate of exchange of the currency of the country or collective of countries in which the sales are made in accordance with each Party's customary and usual translation procedures (which are in accord with generally accepted accounting principles consistently applied).

                4.8 Taxes. Solvay shall pay any and all taxes levied on account of royalties it receives under this Agreement. If laws or regulations require that taxes be withheld, COR will (a) deduct those taxes from the remittable royalty, (b) timely pay the taxes to the proper taxing authority, and (c) send proof by certificate or other evidence of payment as required by the tax authorities to Solvay promptly following receipt of such proof.

                4.9 Expenses for Training and Technology Transfer. COR shall pay to Solvay, as compensation for technical assistance to COR or the Secondary Source in the transfer of information including the Solvay Know-how and the Licensed Process, and for training to personnel of the Secondary Source [*] the amount of [*] any Solvay employee is providing such technical assistance or training. From the [*] this amount shall be [*] for the [*]. COR shall also bear all actually incurred [*] for Solvay personnel working for the benefit of COR or the Secondary Source [*] upon invoice, with supporting documentation, from Solvay.

                4.10 Overdue Payment. Payments provided for in this Section 4.0, when overdue, shall bear interest at a rate per annum equal to [*] effective [*] and for the time period until such payment is received by Solvay, without prejudice of any other available remedies.

        5.0 Termination

                5.1 Term. This Agreement shall become effective on the Effective Date and shall remain in effect until the thirty-first (31st) day of December 2020, unless earlier terminated as provided in this Section 5.0.



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                5.2 Early Termination.

                    (a) If either Party shall default in a material manner with respect to any material provision of this Agreement and the other Party shall have given the defaulting Party notice of such default, the defaulting Party shall have ninety (90) days to cure such default. If such default is not cured within such ninety (90) day period, the nondefaulting Party shall have the right, upon notice to the defaulting Party and without prejudice to any other rights it may have, to terminate this Agreement unless the defaulting Party is in the process of attempting in good faith to remedy such default, in which case the ninety (90) day cure period shall be extended by an additional sixty (60) days;

                    (b) If the other Party (the "Troubled Party") makes any assignment of substantially all of its assets for the benefit of creditors, or places substantially all of its assets in the hands of a receiver or judicial manager unless the receivership or judicial management is dissolved within thirty (30) days thereafter, goes into liquidation, or is dissolved, wound up, confiscated, sequestered or in any other way transferred into state ownership, then the non-Troubled Party may terminate this Agreement forthwith upon ten (10) days written notice to the Troubled Party.

                5.3 Effects of Expiration or Termination. After expiration of this Agreement, the provisions of Sections 4.0 and 8.0 shall survive, and the Parties shall be free to practice the Licensed Process and the Improvements as of the year 2000. In the event of early termination by COR due to default by Solvay, or if Solvay is the Troubled Party, the provisions of Sections 3.1, [*]
4.0 and 8.0 shall survive, and COR shall be free, within the context of the obligations of the surviving Sections, to practice the Licensed Process and any Solvay Improvements incorporated into the Licensed Process prior to the termination. In the event of early termination by Solvay due to default of COR or if COR is the Troubled Party, the provisions of Sections 4.0 and 8.0 of this Agreement shall survive.




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        6.0 Representations and Warranties.

                6.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that to the best of its knowledge this Agreement and the Supply Agreement are legal and valid obligations binding upon such Party and enforceable in accordance with their terms. The execution, delivery and performance of this Agreement and the Supply Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                6.2 Solvay Representations and Warranties. Solvay represents and warrants that it is entitled to grant the rights granted under Section 3.0 hereof, and that Solvay has not, and during the term of this Agreement and the Supply Agreement will not, grant any right to any third party relating to the Solvay Patents and Solvay Know-how which would conflict with the rights granted hereunder. Solvay further represents that to the best of its present knowledge the Solvay Patents cover patentable inventions and are valid and enforceable. Solvay represents that to the best of its present knowledge the Licensed Process and Solvay Know-how can be practiced without infringing the rights of any third party.

                6.3 COR Representations and Warranties. COR represents and warrants that it has not, and during the term of this Agreement and the Supply Agreement will not, grant any right to any third party relating to the Solvay Patents and Solvay Know-how which would conflict with this Agreement.

                6.4 No Representation of Approvability. Nothing in this Agreement or the Supply Agreement shall be construed as a representation or warranty that the manufacture, sale or use of Integrelin or products containing Integrelin shall be approved by any appropriate governmental agency.

                6.5 No Other Warranties. The express warranties made in this Agreement and the Supply Agreement are in lieu of all other warranties, express or implied, including, without limitation, the warranties of merchantability and fitness for a particular purpose.




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                6.6 Performance by Affiliates. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates as specified in this Agreement and the Supply Agreement, provided however, that each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement and the Supply Agreement in connection with such performance.

                6.7 Performance by Secondary Source. COR shall remain responsible and be guarantor of the performance by its Secondary Source under this Agreement and the Supply Agreement and shall cause its Secondary Source to comply with the provisions of this Agreement and the Supply Agreement in connection with such performance.

                6.8 Limitation of Liability. Neither Party shall be liable to the other for indirect, incidental or consequential damages arising out of any of the terms or conditions of this Agreement or with respect to its performance.

        7.0 Patent Rights. The Parties recognize that in the course of work under this Agreement, either Party may independently make or come to control inventions (including without limitation, processes and methods) respecting Bulk Product. In such event, the Party making the invention shall be the sole owner of that invention. With respect to any inventions that are jointly made by the Parties including also any inventions made by one obliged to assign an invention to a Party (i.e., inventions in which one or more inventors from each Party have made an inventive contribution as determined by English laws of inventorship) concerning Bulk Product or processes or methods relating to Bulk Product, the Parties shall own such inventions (and any patent applications filed on such inventions and any patents issued on such inventions) jointly as co-owners of equal, undivided shares without right of accounting for any act carried out in accordance with the invention, and agree to cooperate in filing any patent applications and undertaking all other reasonable and appropriate protection for such patentable joint inventions. Solvay shall have the first right, but no obligation, to undertake such filings and prosecutions respecting jointly held inventions, subject to reimbursement from COR for one-half of any reasonable out-of-pocket expenses Solvay incurs in such filing and prosecution. In the event Solvay fails to undertake the filing of such a patent application within [*] of a notice by COR to



                                      14.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

Solvay that it believes the filing of such an application is appropriate, COR may undertake such a filing at its own expense in which event any subsequently issued patent application shall be owned solely by COR. As to the enforcement of jointly owned patents, including actions against an infringer, the Parties shall consult with each other in good faith as to the best manner in which to proceed. The Parties agree as a basic principle that in the case of such actions against infringers, the expenses incurred and damages awarded shall be for the account of the Party or Parties undertaking such actions to the extent of their financial participation therein. Either Party may assign its rights to any jointly owned invention, application or subsequently issued patent on notice to the other Party, which other Party shall then have the right to assume the prosecution and/or maintenance as the sole owner thereof.

        8.0 Confidentiality.

                8.1 Confidentiality and Exceptions. In the course of the performance of this Agreement, one Party may disclose to the other or receive information from the other relating to the subject matter of this Agreement and of the Supply Agreement which information, if so identified upon disclosure, shall be considered to be the disclosing party's Confidential Information. Confidential Information shall include in the case of COR, information relating to the structure of Integrelin. Each Party agrees that it will take the same steps to protect the confidentiality of the other Party's Confidential Information as it takes to protect its own proprietary and confidential information. Each Party shall protect and keep confidential and shaft not use, publish or otherwise disclose to any third party, except as permitted by this Agreement, the Supply Agreement, or with the other Party's written consent, the other Party's Confidential Information. For the purposes of this Agreement, Confidential Information shall not include such information that:

                    (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

                    (b) was generally available to the public or was otherwise part of the public domain at the time of disclosure or became generally available to the public or otherwise part of the public domain after



                                      15.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
                              disclosure other than through any act or omission of the receiving party in breach of this Agreement; or

                    (c) was lawfully disclosed to the receiving Party, other than under an obligation of confidentiality, by a third party who had no obligation to the disclosing Party not to disclose such information to others.

                8.2 Authorized Disclosure. Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary for prosecuting or defending litigation, complying with applicable governmental regulations or conducting preclinical or clinical trials, provided that if a Party is required by law or regulation to make any such disclosure of the other Party's Confidential Information it will, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to the other Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed. In addition, COR shall be entitled to disclose, under a binder of confidentiality containing provisions as protective as those of this Section 8.0, Solvay Confidential Information to any Secondary Source permitted under Sections 2.2 and 3.0 of this Agreement. Nothing in this Section 8.0 shall restrict any Party from using for any purpose any information developed by it during the course of this Agreement. Neither Party shall disclose Confidential Information of the other Party in any patent filings without the prior written consent of the disclosing Party.

                8.3 Survival. All obligations of confidentiality and non-use imposed upon the Parties under this Agreement shall expire on [*].

                8.4 Termination of Prior Agreement. This Agreement supersedes all confidentiality arrangements previously entered into between the Parties. Any disclosures between COR and Solvay or Solvay Affiliates made prior to the Effective Date of this Agreement of confidential information related to the Licensed Process, Bulk Product or to Integrelin shall be considered Confidential Information covered by Section 8.0.




                                      16.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                8.5 Confidentiality and Limitation on Use. COR agrees, and shall require any Secondary Source to agree, to not disclose Solvay Know-how to any third party and not to use Solvay Know-how for any purpose other than the production of Bulk Product, except for necessary disclosures to governmental agencies such as the U.S. Food and Drug Agency and its equivalents, according to the provisions of Section 8.0. COR shall require the Secondary Source to sign a three-way confidentiality agreement (with COR and Solvay) in the form of Exhibit D or in a form substantially similar to that of Exhibit D hereto but having changes agreed to by COR and Solvay.

        9.0 Patent Infringement.

                9.1 Notification of Infringement. COR shall promptly notify Solvay of any violation by a third party of any Solvay Patent of which it is aware, and shall provide Solvay with available evidence of such violation.

                9.2 Enforcement of Solvay Patents. Upon reasonable notice and evidence of infringement, the Parties agree to consult with each other as to the best manner in which to abate the infringement, considering the best interest of both Parties. Solvay shall have the right to bring any suit or action for infringement of Solvay Patents in force covering the Licensed Process. The costs of such action shall be borne by Solvay, and any amount recovered shall be owned by Solvay.

                9.3 Defense and Settlement of Third Party Claims. If a third party asserts that a patent or other right owned by it is infringed by the manufacture, use or sale of Integrelin manufactured by the Licensed Process in accordance with this Agreement or the Supply Agreement, by reason of such manufacture, the Party first obtaining knowledge of such a claim shall immediately provide the other Party notice of such claim and the related facts in reasonable detail. Solvay agrees to investigate the situation fully in collaboration with COR, and the Parties agree to discuss how best to control the defense of any such claim. In the event the Parties cannot agree on the defense of any such claim, Solvay shall have the right, but not the obligation, to control such defense. COR shall have the right to be represented separately by counsel of its own choice.



                                      17.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

        10.0 General Provisions.

                10.1 Notices. All notices and demands required or permitted to be given or made pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or by given by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, properly addressed to the address of the Party to be notified as shown below:

        If to Solvay:

               Solvay, S.A.
               Head of Licensing Department
               Rue du Prince Albert, 33
               B-1050 Bruxelles, Belgium

        If to COR:

               President, COR Therapeutics, Inc.
               258 East Grand Avenue
               South San Francisco, California, 94080 U.S.A.,

or to such other address as to which either Party may notify the other. Any notice sent by facsimile transmission or telex shall be followed within twenty-four (24) hours by a signed notice sent by first class mail, postage prepaid.

                10.2 Assignment and Delegation. Solvay may not assign its rights and/or delegate its obligations under this Agreement or any three-way confidentiality agreement pursuant to Section 8.5, to any third party without the prior consent of COR, such consent not to be unreasonably withheld, except in connection with the sale, merger or transfer of substantially all of the stock or assets of Solvay or the sale, merger or transfer of substantially all of the interests in or assets of Peptisyntha, providing such assignee or delegatee agrees to be bound by the terms of this Agreement, in which case the consent of COR is not required. COR may assign its rights in whole or in part, or delegate any of its obligations, under this Agreement or any three-way confidentiality agreement pursuant to Section 8.5, to any party who meets financial and ethical standards generally acceptable within the pharmaceutical industry, except without such requirement of standards in connection with the sale, merger, or transfer of all or substantially all of the rights of COR relating to Integrelin, provided such assignee or delegatee agrees to be bound by the terms of this Agreement.



                                      18.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                10.3 Exclusivity. Solvay shall not engage in, or enable any third party to engage in, any commercialization, licensing, manufacturing, marketing or sales activity with respect to the application of Solvay Know-how or the Licensed Process to Integrelin with or on behalf of any third party without COR's prior written consent, except as expressly provided in this Agreement.

                10.4 Governing Law. This Agreement shall be governed by the laws of England. Solvay and COR consent to the exclusive jurisdiction and venue of the courts of England.

                10.5 Force Majeure. Neither Party shall be liable to the other for loss or damage, or, except as provided herein, have any right to terminate this Agreement by virtue of Force Majeure. In the event of Force Majeure, the Party affected shall notify the other and shall attempt to perform its obligations as soon as possible.

                10.6 Entire Agreement. This Agreement (including the Supply Agreement attached as Exhibit B hereto) is the entire agreement between the Parties and shall terminate and supersede any prior written or oral promises or representations between the Parties not incorporated herein. No amendment or modification of the terms of this Agreement shall be binding on either Party unless reduced to writing and signed by the respective authorized officers of the Parties.

                10.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

                10.8 Severability. If any provision of this agreement is determined to be illegal or unenforceable by any Court of law or any competent governmental or other authority, the remaining provisions shall be severable and enforceable in accordance with their terms so long as this Agreement without such terms or provisions does not fail of its essential purpose. The parties shall negotiate in good faith to replace any such illegal or unenforceable provisions with suitable substitute provisions which will maintain as far as possible the purposes and the effect of this agreement.



                                      19.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                10.9 Publicity. Solvay and COR agree that, except as may otherwise be required by applicable laws, regulations, rules, or orders, no information concerning this Agreement and the transactions contemplated herein shall be made public by either Party without the prior written consent of the other.

                10.10 Waiver. Failure of either Party to insist upon strict observance of or compliance with any of the terms of this Agreement in one or more instances shall not be deemed to be a waiver of its rights to insist upon such observance or compliance with the other terms hereof, at that point in time or in the future.

                10.11 Headings. All headings, titles and captions in this Agreement are for convenience only and shall not be of any force or substance.

                10.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one agreement.


        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement to be effective on the date first set forth above.


COR THERAPEUTICS, INC.                 SOLVAY S.A.


BY:                                    BY:
   --------------------------------       --------------------------------------

TITLE:                                 TITLE:
      -----------------------------          -----------------------------------




Exhibit A:     Solvay Patents

Exhibit B:     Supply Agreement

Exhibit C:     Secondary Sources

Exhibit D:     Three-way confidentiality agreement


                                      20.



                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.



                                    EXHIBIT A
                                 SOLVAY PATENTS


                                       [*]


                                       [*]



                                      21.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.


                                       [*]


                                       [*]



                                       22.



                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.



                                       [*]

                                       [*]




                                      23.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.


                                       [*]


                                       [*]



                                      24.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.




                                    EXHIBIT B

                                SUPPLY AGREEMENT


        THIS Agreement is entered into effective as of 27 July 1994, between COR Therapeutics, Inc. ("COR"), a Delaware corporation, with its principal offices at 256 East Grand Avenue, South San Francisco, California USA 94080, and Solvay, Societe Anonyme ("Solvay"), a Belgian corporation, with its principal offices at 33, rue du Prince Albert - 10 Bruxelles, Belgium each on behalf of itself and its Affiliates. COR and Solvay are sometimes referred to herein individually as a "Party" and collectively as the "Parties", and references to "COR" and "Solvay" shall include their respective Affiliates.

        WHEREAS:

        COR and Solvay are Parties to a certain License and Supply Agreement made and entered into as of 27 July 1994 (the "License Agreement"); and

        Pursuant to the terms and conditions of the License Agreement, Solvay has agreed to supply COR with bulk peptide products containing Integrelin for the preparation, use and sale of discrete products containing Integrelin;

        NOW, THEREFORE, COR and Solvay agree as follows:

        1.0 Certain Definitions. For the purposes of this Agreement, the following terms shall have the following meanings:

                1.1 "Specification" shall mean the specification for Bulk Product as agreed to by the Parties and as may thereafter be amended from time to time to reflect changes in such Specifications. The current Specification is contained in Appendix 1 to this Supply Agreement.

Unless otherwise defined herein, other capitalized terms used herein shall have the meaning specified in the License Agreement.




                                       1.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

        2.0 Supply of Products.

                2.1 Purchase and Sale of Products. During the term of this Supply Agreement, Solvay agrees to supply Bulk Product to COR, and COR agrees to purchase Bulk Product from Solvay.

                2.2 Purchase Commitment. Notwithstanding COR's right to purchase from a Secondary Source as provided in the License Agreement, COR agrees to purchase, and Solvay agrees to supply, an amount of Bulk Product equivalent to [*] according to the agreed Specification and to use its best efforts to ship according to the shipping schedule in Appendix 2. In the event that COR wishes to purchase more than these amounts during [*]. Solvay agrees to use its reasonable efforts to supply additional amounts ordered by COR at the price in Appendix 3 and according to the delivery schedule in Appendix 2.

                2.3 Inventory. It is contemplated that a long-term supply agreement between the Parties will involve an obligation by Solvay to maintain, on agreed terms and conditions, an inventory of Bulk Product of not less than [*]. The inventory will be maintained at a warehouse [*]. Such inventory shall be rotated to maintain an average time in inventory of [*].

                2.4 Intermediates. It is contemplated that a long-term supply agreement between the Parties will involve an obligation by Solvay to maintain, on agreed terms and conditions, an inventory of certain Bulk Product Intermediates of not less than [*]. Such inventory shall be rotated to maintain an average time in inventory of [*]. For Bulk Product Intermediates utilized pursuant to this Supply Agreement and any long term Supply Agreement between the Parties, Solvay shall retain samples of lots of Bulk Product Intermediates used in the manufacture of Bulk Product until such Bulk Product has been shipped to and accepted by COR.

                2.5 Product Estimates and Shipping Requests. With respect to COR's administrative effectuation of its orders of Bulk Product, COR shall send firm shipping requests for Bulk Product to Solvay at least [*] prior to the dates for delivery agreed between COR and Solvay according to Appendix 2 and further specifying the delivery destination, which shall be noncancellable except as provided in Section 2.8 below.



                                       2.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

        Solvay shall acknowledge in writing its receipt of and acceptance of a shipping request placed pursuant to this Section 2.5 within [*] of receipt and shall use its best efforts to:

                    (a) ship Bulk Product at the agreed delivery date with the proper identification on the packaging as required by applicable authorities; and

                    (b) fill the entirety of each individual shipping request from the same production lot.

                2.6 Non-Conforming Product. Bulk Product supplied hereunder shall be produced by Solvay in accordance with applicable laws and regulations and Good Manufacturing Practices, to meet the Specification. COR may reject any shipment of Bulk Product which is (a) not conforming with the Specification or
(b) adulterated or misbranded within the meaning of the United States Federal Food, Drug and Cosmetic Act. Any notice of rejection of non-conforming Bulk Product must be submitted to Solvay within [*] after shipment, accompanied by a report of analysis (including a product sample from the lot analyzed) prepared according to the Specification. If no such notice of rejection of non-conforming Bulk Product is received, COR shall be deemed to have accepted such delivery of Bulk Product.

        After notice of rejection of non-conforming Bulk Product is given, COR shall cooperate with Solvay in determining whether rejection is necessary or justified. Solvay shall notify COR as promptly as reasonably possible whether or not it accepts COR's basis for any rejection. If Solvay disagrees with COR's determination that certain Bulk Product does not meet the Specification, such Bulk Product shall be submitted to a mutually acceptable third party laboratory; the fees and expenses of such laboratory testing shall be borne entirely by the Party against whom such findings are made. Such third party laboratory shall determine whether such Bulk Product meets the Specifications and the Parties agree that such laboratory's determination shall be final and determinative. Whether or not Solvay accepts COR's basis for rejection, promptly on receipt of a notice of rejection of non-conforming Bulk Product, Solvay shall, at COR's request, use its best efforts to replace such rejected Bulk Product. Bulk Product can only be reprocessed in accordance with validated reprocessing procedures described in the drug master file, as agreed by the Parties.



                                       3.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

        Unless Solvay requests the destruction of rejected Bulk Product within [*] of receipt of COR's notice of rejection of non-conforming Bulk Product, COR shall promptly return said Bulk Product to Solvay, at Solvay's cost, and according to shipping instructions in the Specification. COR shall, upon receipt of a request for destruction of the material, destroy such Bulk Product promptly and provide Solvay with certification of such destruction.

                2.7 Shipment. Solvay shall ship to a destination specified by COR air Bulk Product ordered by COR by the agreed delivery dates. Bulk Product will be labeled and packed according to the Specification. In the event that COR specifies that the Bulk Product shall be shipped to a location other than COR's principal offices (e.g., to a different location [*]) and upon COR's request, Solvay shall ship a quality control sample to COR's principal offices (or such other place as COR may designate) in advance or not later than concurrently with the shipment of the Bulk Product. Except as provided herein with respect to non-conforming Bulk Product, title and risk of loss as to all materials shipped shall pass [*]. Solvay shall assist COR in arranging [*]. A packing list and a certificate of analysis will be provided to COR for every shipment.

                2.8 Purchase Cancellation. COR, on notice to Solvay, may cancel any or all outstanding shipments only to the extent materials have not been produced for such shipments. At any time, should COR cancel all outstanding shipments other than by termination of this Agreement pursuant to Section 4.2, COR agrees [*]. In the event that cancellation occurs after COR has paid Solvay for Bulk Product Intermediates or for finished Bulk Product, COR shall be the owner of such already-paid-for Bulk Product Intermediates and such finished Bulk Product.

                2.9 Governing Terms. All sales hereunder shall be subject to the provisions hereof (including the Specification) and shall not be subject to the terms and conditions contained on any shipping request of COR or confirmation of Solvay, except insofar as any such shipping request or confirmation establishes:
(a) the quantity of any Bulk Product to be shipped; (b) the agreed delivery date; (c) the shipment route and destination; or (d) the carrier.

                2.10 Quality Control. Solvay shall manufacture Bulk Product under this Agreement in conformity with the Specification, in a duly licensed Peptisyntha facility as required by the United States Food and Drug Administration or equivalent European Union



                                       4.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
regulatory agencies, and in compliance with applicable laws and regulations and Good Manufacturing Practices, as prescribed from time to time by these appropriate regulatory agencies. Each shipment of Bulk Product hereunder shall have been subjected to a quality control inspection by Solvay in accordance with the Specification and with Solvay's then-current quality control standards and systems, which shall be consistent with those agreed between COR and Solvay. Solvay shall number each shipment with a vendor lot number that is traceable to raw materials and/or components used to manufacture such Bulk Product and shall maintain all appropriate validation documentation. Solvay shall permit COR and/or representatives of appropriate regulatory agencies to review periodically Solvay's Bulk Product manufacturing facilities and testing procedures at reasonable times with a Solvay representative present, and to obtain copies of batch records for Bulk Product in order to assure compliance with the requirements of this Section 2.10.

                2.11 Compliance With Law. Solvay shall be responsible for complying with all applicable regulatory requirements of the United States, the European Union, and to the extent applicable, of Member States of the European Union, for the manufacture and shipment of the Bulk Product supplied hereunder. Solvay shall give COR prompt notice of any impending inspections by a governmental agency of the facility used for or processed involved in the manufacture of Bulk Product, and provide COR an opportunity to observe such inspection. Each Party shall promptly notify the other of new instructions or specifications of which it becomes aware which are relevant to the manufacture of Bulk Product under this Supply Agreement and which are required by the United States Food and Drug Administration, equivalent European Union regulatory agencies, or other applicable laws or governmental regulations and shall confer with each other with respect to the best means to comply with such requirements. Solvay shall assist COR in obtaining and maintaining all approvals and authorizations of any governmental agencies necessary for the use or distribution of Integrelin products, and will promptly notify COR of any comments, responses or notices received from any governmental authorities which relate to the regulatory status of Integrelin.



                                       5.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

        3.0 Price and Payments.

                3.1 Price. COR shall pay to Solvay for the Bulk Product purchased hereunder the amount set forth in Appendix 3, for Bulk Product in accordance with the Specification of Appendix 1.

                3.2 Initial and Intermediate Payments. Within thirty (30) days of the Effective Date, COR shall pay to Solvay [*] which amount Solvay has agreed will be committed to the purchase of raw materials for use in the preparation of Bulk Product. Additionally, COR shall pay to Solvay [*] within [*] days of the date on which Solvay notifies COR that Solvay has produced all of the following intermediates fit for further processing into Bulk Product (or such other level of production agreed in the Specification):


    [*]

Ownership of such Bulk Product Intermediates shall pass to COR upon [*] by COR to Solvay.

                3.3 Method of Payment for Finished Bulk Product. Within [*] after a shipment of Bulk Product pursuant to Section 2.7 above, Solvay shall submit an invoice for the balance of payments attributable to that shipment of Bulk Product to COR. All payments due hereunder to Solvay shall be paid to Solvay in United States Dollars not later than [*] days following the acceptance date of the applicable shipment, to such account of Solvay in such bank as Solvay may from time to time designate by notice to COR, as provided in the License Agreement.

                3.4 Taxes. Solvay shall be responsible for all value added taxes, property taxes, sales tax or any other such tax resulting from sales of Bulk Product to COR from Solvay or production of bulk product or purchase of any raw materials.

                3.5 Process Improvement. It is understood by both Parties that significant manufacturing cost reductions may be possible. The parties shall discuss and agree on a mechanism by which the benefits of process improvements to which COR contributed are equitably allocated to the Parties according to their relative contribution to the improvements.



                                       6.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                3.6 Overdue Payment. Payments provided for in this Section 3.0, when overdue, shall bear an interest at a rate per annum equal to [*] effective [*] and for the time period until payment is received by Solvay.

                3.7 [*]. Without prejudice to any of Solvay's rights hereunder, in the event that [*] COR agrees to [*] and [*].

        4.0 Term and Termination.

                4.1 Term. The term of this Supply Agreement shall commence on the Effective Date and will continue, unless sooner terminated, for a period of three (3) years.

                4.2 Termination. This Supply Agreement may be terminated: (a) upon mutual written agreement between the Parties; or (b) by either Party as a result of a material default in the performance of any material agreement, condition or covenant of this Agreement, if such default or noncompliance shall not have been remedied, or steps initiated to remedy the same to the other Party's reasonable satisfaction, within ninety (90) days after receipt by the defaulting Party of a notice thereof from the other Party.

                4.3 Effect of Termination. The expiration or termination of this Supply Agreement shall not relieve Solvay from its obligation to deliver Bulk Product ordered by purchase orders received and accepted by Solvay prior to the effective date of such expiration or termination, nor shall expiration or termination relieve COR from accepting and, upon acceptance, paying for any such Bulk Product. Expiration or termination shall not limit COR's right to sell Integrelin produced from Bulk Product in its possession or delivered to it after such expiration or termination. Unless expressly provided to the contrary, the provisions of Sections 3.0, 4.3, 5.0, 6.1,6.6 and 6.10 shall survive the expiration or termination of this Agreement.

        5.0 Indemnification and Liability.

                5.1 COR Indemnification. COR shall indemnify, defend and hold harmless Solvay and Solvay Affiliates from and against all costs, claims, suits, expenses (including reasonable attorneys' fees) and damages arising out of or resulting from:



                                       7.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                    (a) the use by or administration to any person of Integrelin (except where such cost, claim, suit, expense or damage arose or resulted from Solvay's negligence or willful misconduct, or an event specified in Section 5.2); or

                    (b) infringement of any third party intellectual property rights relating to Integrelin;

provided that Solvay gives prompt notice to COR of any such claim or action, tenders the defense of such claim or action to COR, assists COR if requested by COR, at COR's expense in defending such claim or action and does not compromise or settle such claim or action without COR's prior written consent.

                5.2 Solvay Indemnification. Solvay shall indemnify COR for:

                    (a) any failure of the Bulk Product supplied by Solvay under the Supply Agreement to meet the
                              Specification:

                    (b) any failure of Solvay to manufacture the Bulk Product in accordance with Good Manufacturing Practices or any other applicable government law or regulation; and

                    (c) infringement of any third party intellectual property right relating to the manufacture use or sale of Bulk Product;

provided that COR gives prompt notice to Solvay of any such claim or action, offers to tender the defense of such claim or action to Solvay, assists Solvay if requested by Solvay, at Solvay's expense in defending such claim or action, and does not compromise or settle such claim or action without Solvay's prior written consent.

                5.3 Liability Cap. Other than for death or personal injury caused by Solvay's negligent or willful acts, Solvay's liability to COR under this Supply Agreement shall be limited to the free (to COR) replacement of Bulk Product within a reasonable time, or the value thereof, provided that the information Solvay originally submitted to COR about the batch of Bulk



                                       8.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

Product or Bulk Product Intermediates used to manufacture the batch of Bulk Product to be replaced and the manufacture of same was accurate.

                5.4 Limitation of Liability. Neither Party shall be liable to the other for indirect, incidental or consequential damages arising out of any of the terms or conditions of this Agreement or with respect to its performance.

        6.0 General Provisions.

                6.1 Warranties. Solvay warrants:

                    (a) that it will comply with all manufacturing instructions and the Specification, including quality control standards provided in accordance with Sections 1.2, 2.10 or 2.11;


                    (b) that Bulk Product will be produced in accordance with such instructions and specifications and with Good Manufacturing Practices and other applicable laws, rules and regulations of the United States, the European Union, and to the extent applicable, of European Union Member States; and

                    (c) that, upon delivery of Bulk Product to the carrier, Bulk Product will be in conformity with the Specification and with the United States Food, Drug and Cosmetic Act, e.g., shall not be adulterated or misbranded or otherwise of a nature which may not be introduced into United States interstate commerce.

                6.2 No Other Warranties. The express warranties made in this Agreement and the Supply Agreement are in lieu of all other warranties, express or implied, including, without limitation, the warranties of merchantability and fitness for a particular purpose.

                6.3 Recalls. Solvay will indemnify and hold COR harmless from any out-of-pocket expense relating to implementation of a recall of any batch of Bulk Product supplied by Solvay due to failure to meet the warranties set forth in Section 6.1 above. For purposes of this Agreement, the expenses of recall shall be the expenses of notification and destruction or return




                                       9.

                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
of the recalled Bulk Product, the costs of Bulk Product recalled and any costs directly associated with the distribution of replacement Bulk Product. COR shall have the right to control the arrangement of any recall, and the Parties will cooperate with each other in implementing such recall.

                6.4 Complaints. Solvay will report to COR in writing any complaints and any information that it may receive relating to Integrelin.

                6.5 Notices. All notices and demands required or permitted to be given or made pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or by given by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, properly addressed to the address of the Party to be notified as shown below:

        If to Solvay:
               Peptisyntha & Cie, SNC
               General Manager
               310, rue de Ransbeek
               B-1210 Bruxelles, Belgium

        If to COR:
               President, COR Therapeutics, Inc.
               26 East Grand Avenue
               South San Francisco, California, 94080 U.S.A.,

or to such other address as to which either Party may notify the other. Any notice sent by facsimile transmission or telex shall be followed within twenty-four (24) hours by a signed notice sent by first class mail, postage prepaid.


                6.6 Assignment and Delegation. Solvay may not assign its rights and/or delegate its obligations under this Supply Agreement to any third party without the prior written consent of COR, such consent not to be unreasonably withheld, except in connection with the sale, merger or transfer of substantially all of the stock or assets of Solvay or the sale, merger or transfer of substantially all of the interests in or the assets of Peptisyntha, providing that such assignee or delegatee agrees to be bound by the terms of this Agreement, in which case the consent of COR is not required. However, in any event, Solvay agrees that COR's Bulk Product orders for 1995 and 1996 shall be made in the existing Peptisyntha manufacturing facility. It is



                                      10.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
recognized that Solvay may wish to pursue the manufacture of Bulk Product Intermediates by a manufacturer other than Peptisyntha (such as the Solvay Affiliate Solvay Duphar B.V.); the Parties agree to discuss in good faith whether the possibility of such manufacturing activities would affect the regulatory status of Integrelin. COR may assign its rights hereunder in whole or part, or delegate any of its obligations hereunder to any party who meets financial and ethical standards generally acceptable within the pharmaceutical industry, except without such requirement of standards in connection with the sale, merger or transfer of all or substantially all of the assets of COR relating to Integrelin, provided such assignee or delegatee agrees to be bound by the terms of this Supply Agreement.

                6.7 Governing Law. This Agreement shall be governed by the laws of England. Solvay and COR consent to the exclusive jurisdiction and venue of the courts of England.

                6.8 Force Majeure. Neither Party shall be liable to the other for loss or damage, or, except as provided herein, have any right to terminate this Supply Agreement by virtue of Force Majeure. In the event of Force Majeure, the Party affected shall notify the other and shall attempt to perform its obligations as soon as possible.

                6.9 Severability. If any provision of this agreement is determined to be illegal or unenforceable by any Court of law or any competent governmental or other authority, the remaining provisions shall be severable and enforceable in accordance with their terms so long as this Agreement without such terms or provisions does not fail of its essential purpose. The parties shall negotiate in good faith to replace any such illegal or unenforceable provisions with suitable substitute provisions which will maintain as far as possible the purposes and the effect of this agreement.

                6.10 Relationship Of The Parties. Nothing in this Supply Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. All activities by the Parties hereunder shall be performed by them as independent contractors. Neither Party shall incur any debts or make any commitments for the other Party, except to the extent, if at all, specifically provided herein. No right, express or implied, is granted by this Agreement to either Party to use in any manner the




                                      11.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
name of the other or any other tradename or trademark of the other in connection with the performance of this Supply Agreement. Solvay shall not, without first obtaining the written consent of COR, in any manner disclose or publish the fact that Solvay has contracted to furnish COR the goods and services herein ordered.

                6.11 Waiver. Failure of either Party to insist upon strict observance of or compliance with any of the terms of this Supply Agreement in one or more instances shall not be deemed to be a waiver of its rights to insist upon such observance or compliance with the other terms hereof, at that point in time or in the future.

                6.12 Headings. All headings, titles and captions in this Agreement are for convenience only and shall not be of any force or substance.

                6.13 Counterparts. This Supply Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

        IN WITNESS WHEREOF, the Parties hereto have executed this Supply Agreement to be effective on the date first set forth above.


COR THERAPEUTICS, INC.                 SOLVAY S.A.



By:                                    By:
   --------------------------------       --------------------------------------

Its:                                   Its:
    -------------------------------        -------------------------------------




Appendix 1:    Product Specification

Appendix 2:    Shipping Schedule

Appendix 3:    Bulk Product Price




                                      12.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.



                                   APPENDIX 1
                           BULK PRODUCT SPECIFICATION

I.      Bulk Product content and testing

[*]

-----------------------------

[*]



                                      13.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.



II. Shipping specification for shipment of Bulk Product to COR.

        [*]

        [*]

        [*]




                                      14.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.




                                   APPENDIX 2
                         BULK PRODUCT SHIPPING SCHEDULE


[*]



-----------------------

[*]



                                      15.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.


                                   APPENDIX 3
                               BULK PRODUCT PRICE


COR shall pay to Solvay the amount of [*] for Bulk Product at the Specification.






                                      16.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.




                                    EXHIBIT C
                          ACCEPTABLE SECONDARY SOURCES


COR

[*]




                                      17.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                                   CONFIDENTIAL TREATMENT
                                                   REQUESTED = [*] CERTAIN
                                                   CONFIDENTIAL INFORMATION
                                                   CONTAINED IN THIS DOCUMENT,
                                                   MARKED BY BRACKETS, IS FILED
                                                   WITH THE SECURITIES AND
                                                   EXCHANGE COMMISSION PURSUANT
                                                   TO RULE 24b-2 OF THE
                                                   SECURITIES EXCHANGE ACT OF
                                                   1934, AS AMENDED.



                                    EXHIBIT D
                            CONFIDENTIALITY AGREEMENT

           This Agreement is entered into effective as of ____ between

        Solvay, Societe Anonyme ("Solvay"), a Belgian corporation, with its principal offices at 33, rue du Prince Albert, 1050 Bruxelles, Belgium on behalf of itself and its Affiliates;

        COR Therapeutics, Inc. ("COR"), a Delaware corporation, with its principal offices at 256 East Grand Avenue, South San Francisco, California, 94080, USA, on behalf of itself and its Affiliates; and

        _________________________________________________________ ("Company").

        WITNESSETH:

        WHEREAS, COR owns certain patent rights, trademarks and know-how relating to a product called Integrelin(TM);

        WHEREAS, Solvay has developed a unique and valuable patented and proprietary process useful for the manufacture of bulk peptide products containing Integrelin(TM);

        WHEREAS, Solvay is practicing the said process for the manufacture of bulk peptide products containing Integrelin sold to COR pursuant to a License and Supply Agreement entered into between Solvay and COR as of 27 July 1994:

        WHEREAS, under the said License and Supply Agreement, COR is entitled to establish, under certain conditions, a secondary source of supply for manufacturing by practicing the said process and selling to COR bulk peptide products containing Integrelin;

        WHEREAS, under the said License and Supply Agreement, Solvay is obligated to transfer its know-how and provide technical assistance to the Company provided that the Company has entered into this confidentiality agreement;



                                       1.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

        NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

        1.0     Certain Definitions

        For the purposes of this Confidentiality Agreement, the following terms shall have the following meanings:

                1.1 "Affiliates" shall mean any entity or person which controls, is controlled by or is under common control with either Party. For purposes of this section 1.1, "control" shall mean (a) in the case of corporate entities, the direct or indirect ownership of at least one-half of the stock or participating shares entitled to vote for the election of directors, and (b) in the case of a partnership, the power to direct the management and policies of such partnership. Without limitation on the foregoing and for purposes of this Agreement, Peptisyntha & Cie, Societe en Nom Collectif ("Peptisyntha"), which is a fully owned subsidiary of Solvay and an entity existing under the laws of Belgium and having its principal offices at 310, rue de Ransbeek
                        - 1210 Bruxelles, Belgium, and also Solvay Duphar B.V., a Dutch corporation having its main office at C.J. van Houtenlaan, 36, Weesp, The Netherlands, are deemed Affiliates of Solvay.

                1.2 "Agreement Purpose" shall mean the manufacture of Bulk Product by the Company for supply to COR.

                1.3 "Bulk Product" shall mean a bulk peptide product which contains Integrelin, is produced by the Licensed Process and is intended to undergo further processing, formulation and/or vialing and packaging.

                1.4 "Company Know-how" shall mean all information now or hereafter in the possession of the Company, whether or not patentable or disclosed within patents owned or controlled by the Company, constituting materials, methods, processes, techniques and data which are useful or necessary for the manufacture of Bulk Product and which relate to the Licensed Process




                                       2.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
                        which the Company has the right to license or disclose without violating existing contractual obligations to third parties.

                1.5     "Effective Date" shall mean ___________________.

                1.6 "Integrelin" shall mean a specific peptide designated by COR and known as Integrelin(TM), the chemical structure of which is known to the parties because of prior business relationships.

                1.7 "Licensed Process" shall mean any process or process(es) developed or acquired by Solvay presently or in the future and used commercially for making bulk peptide products containing Integrelin according to COR's specifications, during the term of any supply arrangements between COR and Solvay or the Company.

                1.8     "Party" shall mean Solvay, COR or the Company.

                1.9 "Solvay Know-how" shall mean all information now or hereafter in the possession of Solvay, whether or not patentable or disclosed within patents owned or controlled by Solvay, constituting materials, methods, processes, techniques and data which are useful [*] for the manufacture of Bulk Product and which relate to the Licensed Process which Solvay has the right to license or disclose without violating existing contractual obligations to third parties.

        2.0     KNOW-HOW AND TECHNICAL ASSISTANCE

                2.1 Transfer of Solvay Know-how to the Company. Promptly upon execution of this Agreement, and updated at least quarterly, Solvay shall provide to the Company in a written form, [*] Solvay Know-how useful for the manufacture of Bulk Product, including by way of example, [*] and any documents which result from inspection by governmental agencies [*]. Solvay shall disclose such [*]. During the term of this Agreement, Solvay shall continue to provide such technical assistance and access to



                                       3.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
                        information, as may be useful for the Company to manufacture Bulk Product by the Licensed Process and to support COR's efforts to obtain appropriate regulatory approvals for the sale of products containing Integrelin.

                        The Company agrees that such Solvay Know-how shall be distributed by the Company only to those employees designated by the Company as having a need to know such information, and who sign personal obligations of confidentiality with Solvay with respect to Solvay Confidential Information. The Company further agrees to guarantee such personal obligations of confidentiality made by its employees

                2.2 Transfer of Company Know-how to Solvay. During the term of this Confidentiality Agreement, the Company shall at least quarterly and promptly disclose the Company Know-how to Solvay at a level of detail sufficient to enable Solvay to practice the Company Know-now and shall provide such technical assistance and access to information as may be useful for Solvay to manufacture Bulk Product and to support COR's efforts to obtain appropriate regulatory approvals for the sale of products containing Integrelin.

                2.3 Transfer of Solvay Know-how and Company Know-how to COR. During the term of this Confidentiality Agreement, the Company may provide to COR in a written form, [*] Solvay Know-how and [*] Company Know-how [*] useful [*] for obtaining appropriate regulatory approvals [*] including by way of example, [*] and any documents which result from inspection by governmental agencies [*].

                        Such information shall be deposited by the Company to a third party escrow acceptable to COR, Solvay and the Company, in English language written form. Such escrow of additional technical information shall be updated at least quarterly by the Company. Access to this escrowed information may be made by Solvay upon judicial order or by agreement




                                       4.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
                        between COR and Solvay. Access to this escrowed information may be made by [*]. Any information received by COR from the Company pursuant to this Section 2.3 shall be deemed Solvay Confidential Information for the purposes of the License and Supply Agreement entered into between Solvay and COR as of 27 July 1994.

        3.0     CONFIDENTIALITY

                3.1 Confidentiality and Exceptions. In the course of the performance of this Confidentiality Agreement, one Party may disclose to the other or receive information from another Party relating to the subject matter of this Agreement which information, if so identified upon disclosure, shall be considered to be the disclosing Party's Confidential Information. Each Party agrees that it will take the same steps to protect the confidentiality of another Party's Confidential Information as it takes to protect its own proprietary and confidential information. Each Party shall protect and keep confidential and shall not use, publish or otherwise disclose to another Party or to any third party, except as permitted by this Agreement, without the disclosing Party's written consent, the disclosing Party's Confidential Information. For the purposes of this Agreement, Confidential Information shall not include such information that:

                        (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the disclosing Party;

                        (b) was generally available to the public or was otherwise part of the public domain at the time of disclosure or became generally available to the public or otherwise part of the public domain after disclosure other than through any act or omission of the receiving Party in breach of this Agreement; or

                        (c) was lawfully disclosed to the receiving Party, other than under an obligation of confidentiality, by a third party who had no




                                       5.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
                                obligation to the disclosing Party not to disclose such information to others.

                3.2 Authorized Disclosure. Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary for prosecuting or defending litigation, complying with applicable governmental regulations or conducting preclinical or clinical trials, provided that if a Party is required by law or regulation to make any such disclosure of another Party's Confidential Information it will, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to that other Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed. In addition, COR and Solvay shall be entitled to disclose, under a binder of confidentiality containing provisions as protective as those of this Section 3.0, the Company's confidential Information to other entity permitted to practice the License Process. No Party shall disclose Confidential Information of another Party in any patent filings without the prior written consent of the disclosing Party.

                3.3 Limitation on use. The Parties shall not use the Confidentiality Information of any other Party disclosed herein for any purpose other than the Agreement Purpose.

        4.0 TERMINATION.

                4.1 Term. This Confidentiality Agreement shall become effective on the Effective Date and, unless terminated earlier under Section 4.2 or 4.3, shall remain in effect until termination of the supply arrangements between COR and the Company.

                4.2     Termination.



                                       6.



                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                        (a) If the Company shall default in a material manner with respect to any material provision of this Agreement and Solvay or COR shall have given the Company and the other Party notice of such default, the Company shall have ninety (90) days to cure such default. If such default is not cured within such ninety (90) day period, the nondefaulting Parties shall have the right, upon notice to the Company and without prejudice to any other rights they may have, to terminate this Agreement unless the Company is in the process of attempting in good faith to remedy such default, in which case the ninety (90) day cure period shall be extended by an additional sixty (60) days;

                        (b) If the Company makes any assignment of substantially all of its assets for the benefit of creditors, or places substantially all of its assets in the hands of a receiver or judicial manager unless the receivership or judicial management is dissolved within thirty (30) days thereafter, goes into liquidation, or is dissolved, wound up, confiscated, sequestered or in any other way transferred into state ownership, then COR or Solvay may terminate this Agreement forthwith upon ten (10) days written notice to the Company.

                4.3     Survival of Certain Provisions. The provisions of
                        Section 3.0 shall survive any termination of this Confidentiality Agreement until [*].

        5.0     GENERAL PROVISIONS

                5.1 Liability. Solvay makes no representation nor warranty and, other than for death or personal injury caused by Solvay's negligent or willful acts, shall have no liability whatsoever to COR, the Company or any third party for or on account of any injury, loss or damage, of any kind or nature, sustained by, or any damage assessed or asserted against, or any other liability incurred or imposed upon COR, the Company or any third party, arising out of or in connection with or resulting from the execution,



                                       7.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
                        delivery and performance of this Confidentiality Agreement and the Company shall hold Solvay and its officers, agents and employees harmless in the event Solvay, its officers, agents or employees are held liable.

                5.2 Notices. All notices and demands required or permitted to be given or made pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or by given by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, properly addressed to the address of the Party to be notified as shown below:

               If to Solvay:

                      Solvay, S.A.
                      Head of Licensing Department
                      Rue du Prince Albert, 33
                      B-1050 Bruxelles.  Belgium

               If to COR:

                      President, COR Therapeutics, Inc.
                      256 East Grand Avenue
                      South San Francisco, California, 94080 U.S.A.,

               If to the Company:

                or to such other address as to which any Party may notify the others. Any notice sent by facsimile transmission or telex shall be followed within twenty-four (24) hours by a signed notice sent by first class mail, postage prepaid.

                5.3 Assignment and Delegation. The Company may not assign its rights and/or delegate its obligations under this Agreement to any third party




                                       8.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
                        without the prior consent of COR and Solvay. Solvay and COR may assign their rights and/or delegate their obligations under this Agreement to any third party without the consent of the Company.

                5.4 Governing Law. This Agreement shall be governed by the laws of England. Solvay, the Company and COR consent to the exclusive jurisdiction and venue of the courts of England.

                5.5 Amendment. No amendment or modification of the terms of this Agreement shall be binding any Party unless reduced to writing and signed by the respective authorized officers of the Parties.

                5.6 Publicity. The Parties agree that, except as may otherwise be required by applicable laws, regulations, rules, or orders, no information concerning this Agreement and the transactions contemplated herein shall be made public by any Party without the prior written consent of the others.

                5.7 Waiver. Failure of any Party to insist upon strict observance of or compliance with any of the terms of this Agreement in one or more instances shall not be deemed to be a waiver of its rights to insist upon such observance or compliance with the other terms hereof, at that point in time or in the future.

                5.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one agreement.


                                       9.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]